CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report for Schwab Strategic Trust — Schwab U.S. REIT ETF Fund (“issuer”) on Form N-CSR for the period ended February 28, 2013 (“periodic report”), each of the undersigned, being the Chief Executive Officer and Principal Financial Officer, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

/s/ Marie Chandoha Marie Chandoha President and Chief Executive Officer	Date: April 12, 2013

/s/ George Pereira George Pereira Treasurer and Principal Financial Officer	Date: April 12, 2013
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.